Exhibit 99.1

America’s Community Bankers Investor May 4, 2006Appalachian Bancshares, Inc. Nasdaq: APAB

Forward--Looking Statements During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Appalachian Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risk factors and uncertainties, including a variety of factors that may cause Appalachian Bancshares’s actual results to differ materially from the anticipated results expressed in these forward looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Appalachian Bancshares’s operating results in documents filed by Appalachian Bancshares, Inc. with the Securities and Exchange Commission, including the Annual Report on Form 10-K and other required filings. Appalachian Bancshares assumes no duty to update the forward-looking statements made in this presentation.

Company Snapshot Community bank holding company-Appalachian Community Bank-Gilmer County Bank4 branches in high-growth north GA markets -3 additional branches opening within 6 months LPOs: SE TN, SW NC Founded in 1995: $5.6 million in assets Total current assets: $617.4 million

As of April 24, 2006 Nasdaq: Price:$ Rise Since Offering: Market Cap:Shares Outstanding: P/E:APAB (began trading 10/2005) $ 18.25 12.0% $ 94.1 million 5.2 million (diluted)15.21 x Stock Stock Snapshot

Investment Highlights Focused company with a vision Experienced management team History of strong financial growth & solid credit quality High-growth markets Significant growth opportunities Enhanced operations

Bedrock Principles -how we compete -It’s all about the customer-We do what we say we’re going to do.-We should expect to be paid for providing value to the customer. We are the best at building long-term customer relationships
Setting a Vision for the Bank

We compete on service, not price Cultivate customer loyalty-Low turnover / High referral rates Sales Ambassadors & Product Management functions Targeted use of technology-Better products/convenient service-Greater capacity-Support human interaction -not replace It Making Our Vision a Reality

Making Our Vision a Reality Uniform underwriting procedures-Reorganized credit underwriting and credit administration groups Uniform operating procedures-Improved efficiency and quality of products and services New operations center-Consolidated administrative and support functions

Experienced Management Tracy Newton -CEO28 Yrs. Exp. Joe Moss -Pres./COO30 Yrs. Exp.-Senior management averages 20+ years experience in functional areas -Strong blend of industry knowledge with local market knowledge-Senior Management & Directors = 35% ownership-401(k) largest shareholder

Strong Financial Growth $0.75 $0.76 $0.81 $1.04 $1.21 2001 2002 2003 2004 2005 ($ MM) $2.5 $2.7 $3.1 $4.4 $5.1 2001 2002 2003 2004 2005 ($ MM) 19% CAGR 19% CAGR 26% CAGR 26% CAG REPS (diluted) Net Income

Strong Financial Growth $319.7 $384.0 $409.6 $472.8 $592.6 2001 2002 2003 2004 2005 ($ MM) 4.07% 3.58% 4.12% 4.42% 4.77% 2001 2002 2003 2004 2005 19% CAGR19% CAGR Assets Net Interest Margin

Strong Financial Growth $264.0 $316.2 $332.9 $381.6 $473.3 2001 2002 2003 2004 2005 ($ MM) $250.6 $298.1 $332.3 $377.4 $457.4 2001 2002 2003 2004 2005($ MM) Deposits Loans

78bp 4.47% 5.25% NIM 24% $394,564 $490,576 Deposits 27% $388,424 $492,678 Loans 16% $0.25 $0.29 EPS (diluted) 59% $965 $1,535 Net Income Change 3/31/2005 3/31/2006 (In Thousands) 1Q 2006 Update1Q 2006 Update

89% of total funding87% of total deposits are local71% of time deposits are local70% of Jumbo CDs are local Time Deposits < $100K Local Time Deposits > $100K Interest Bearing Demand Noninterest Bearing Demand National Time Deposits > $100KSavings & Money Market19.9%25.5%19.5%16.3%10.3%8.5%Deposit Mix

Lending focus: small-business owners and commercial & residential real estate developers 86.4% of loan portfolio is secured by real estate Relationship managers: local-market knowledge of individuals, businesses and properties Loan Mix Loan Mi Other Comm. Business RE - Residential RE - Commercial RE - C&D 46.3% 23.4% 16.7% 8.2% 5.4%

Non--Performing Assets $1.8 $6.1 $2.4 $2.1 $1.2 $2.7 2001 2002 2003 2004 2005 1Q '06($ MM)

Net Charge $1.10 $0.51 $0.79 $0.50 $0.50 $0.94 2001 2002 2003 2004 2005 1Q '06 ($ MM)

Allowance for Loan Losses $3.0 $3.2 $3.6 $4.3 $6.1 $6.3 2001 2002 2003 2004 2005 1Q '06 ($ MM)

1.20% 1.09% 1.09% 1.15% 1.32% 1.22% 2001 2002 2003 2004 2005 1Q '06Allowance to Total Loans

0.56% 1.60% 0.58% 0.44% 0.21% 0.43% 2001 2002 2003 2004 2005 1Q '06 NPAs to Total Assets

0.22% 0.28% 0.35% 0.14% 0.12% 0.20% 2001 2002 2003 2004 2005 1Q '06NCOs to Avg. Total Loans

Market ShareGilmer:55% Fannin:15% Union:8%As of June 30, 2005HighHigh--Growth Markets Our Markets Atlanta MSA Target Markets

High--Growth Markets Existing Markets Total deposits of $1.8 billion (FDIC data June 30, 2005)14.6% four-year total deposit CAGR20% total household growth (2000 -2005, Claritas)Median home values remain below state and national averages Top 100 Fastest Growing Counties(2000-2004) U.S. Census Bureau 10. Fannin County 48. Gilmer County64. Union County

High--Growth Markets Headquarters within 1.5 hour drive from 7+ million people-Metro Atlanta -est. 5 mill.+ population by 2009-80 minutes from Atlanta airport Transitioning from 2ndhome destination to permanent residence -Bedroom communities of metro Atlanta-Significant retail & commercial growth underway & planned Recreational / scenic / retirement destination-Blue Ridge: top five locales for affordable vacation homes -Smart Money magazine

Population Growth Population Growth (2000(2000--2004**)2004**) 100% 63% 35% 64% 36% Gilmer Union Fannin No. GA*State of GA Source: U.S. Census Bureau*Gilmer, Fannin and Union Counties**Estimates for 2004

Proj. Household Growth (2005-2010) 17% 11% 7% No. GA*State of GAU.S.Source: U.S. Census Bureau*Gilmer, Fannin and Union Counties

High-Growth Markets Population Growth 2000-2004 Dawson Co., GA 19.20% McCaysville, GA/Polk Co., TN18.11% Cherokee Co., NC7.26%

Growth Strategies Target high-growth markets-North Georgia-SW North Carolina-SE Tennessee Identify Business Advisory Connector-Identify Advisory Board-Identify Executive Manager Open initial LPO Open permanent branch location

Growth Strategies Utilize thrift charter-More cost-efficient than state charter: Cost for bank of $75 million in assets:-$8-10 million = Thrift-$10-15 million = Acquisition (2.5 X book)-Under the name Appalachian Community Bank-Will be used to generate deposits-Initially establish LPOs convert into thrift

sRecent Growth Initiatives Loan production offices:-Chatsworth, GA -Open-Copperhill, TN -Open-Ducktown, TN -In progress-Murphy, NC -In progress Full-service branch plans:-East Ellijay, GA-Chatsworth, GA-Eton, GA-McCaysville, GA

Focused company with a vision Generating shareholder value by building customer relationships Experienced management team History of strong, organic growth High-growth markets Significant expansion opportunities Why Appalachian Bancshares? Why Appalachian Bancshares?

Appalachian Bancshares, Inc. Appalachian Bancshares, Inc. Nasdaq: APAB